SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ENGEX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

                                   ENGEX, INC.
                                 44 WALL STREET
                            NEW YORK, NEW YORK 10005

                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 6, 1998

                               -----------------


To the Stockholders of Engex, Inc.:

     The Annual Meeting of Stockholders of Engex, Inc. will be held on Tuesday, January 6, 1998, at 9:30 A.M. at the offices of D.H. Blair Investment Banking Corp., 44 Wall Street, New York, New York.

     The following subjects will be considered and acted upon at the Meeting:

          (1) Election of four directors;

          (2) Ratification of the selection of Grant Thorton LLP as independent public accountants of Engex, Inc. for the fiscal year ending September 30, 1998;

          (3) Transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Directors unanimously recommend the election as directors of the nominees named in the Proxy Statement, and ratification of the selection of Grant Thorton LLP as independent public accountants. Stockholders of record at the close of business on November 18, 1997 will be entitled to vote at the Meeting and at any adjournments thereof.

                                    By Order of the Board of Directors

                                             DAVID NACHAMIE,
                                                Secretary
November 21, 1997

--------------------------------------------------------------------------------

     Please fill in, date and sign the Proxy Card for the shares of Engex, Inc. held by you and return it in the envelope provided so that your vote can be recorded whether or not you plan to attend. No postage is required if mailed in the United States.

--------------------------------------------------------------------------------

                                   ENGEX, INC.
                                 44 WALL STREET
                            NEW YORK, NEW YORK 10005

                                -----------------

                                 PROXY STATEMENT

                                -----------------


     This statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Engex, Inc. (the "Fund"), a Delaware corporation, of Proxies to be voted at the Annual Meeting of Stockholders to be held January 6, 1998 (the "Meeting"), and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated November 21, 1997. This proxy statement is being mailed to stockholders on or about November 21, 1997, and is accompanied by an Annual Report with respect to the Fund's fiscal year ended September 30, 1997. The Fund's Annual Report for the Fund's fiscal year ended September 30, 1997 will be furnished without charge upon request by calling Bruce Berger, 44 Wall St., New York, N.Y. at 1-800-999-0015.

     All Proxies which have been properly executed and received in time will be voted at the meeting in accordance with the instructions thereon. Any stockholder executing a Proxy may revoke it in writing by execution of another Proxy or by any other legal method at any time before the shares subject to the Proxy are voted at the Meeting. The Board recommends that shares be voted, and if no choice is specified on the Proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR the ratification of the selection of Grant Thorton LLP as independent public accountants, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. In order to hold the Meeting, a majority of the Fund's shares entitled to vote must be present in person or represented by proxy. The election of the nominees indicated herein to the Board of Directors requires the affirmative vote of a plurality of the Fund's shares present in person or represented by Proxy and entitled to vote. Approval of the independent public accountants requires the affirmative vote of the majority of the Fund's shares present in person or represented by Proxy and entitled to vote.

     Brokers holding shares for beneficial owners must vote those shares according to specific instructions they receive from the owners. If specific instructions are not received, however, brokers typically may vote the shares in their discretion, since, under New York Stock Exchange rules, brokers have discretionary authority to vote on certain routine matters, including the proposals set forth in this Proxy Statement. "Broker non-votes" and abstentions will be counted for purposes of determining whether a quorum is present. Abstentions are counted among the shares entitled to vote on a proposal, and therefore have the same effect as votes against a proposal. Broker non-votes are treated as shares that are not entitled to vote, and thus will not be counted in determining whether the proposal to ratify the Fund's independent public accountants has been approved.

     In the event that a quorum is present but sufficient votes in favor of a proposal have not been received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in order to permit further solicitation of proxies. The persons named as proxies will vote in favor of such an adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's stockholders.

     As of November 18, 1997, there were issued and outstanding 977,223 shares of the common stock, par value $.10 per share, of the Fund, which is the only class of capital stock of the Fund. Stockholders will be entitled to one vote for each share held. Only holders of record of such shares at the close of business on November 18, 1997, will be entitled to vote at the Meeting.

     The Fund will pay the cost of preparing, assembling and mailing the materials in connection with solicitation of Proxies, and will reimburse brokers and other nominees for their reasonable expenses in connection therewith. In addition to solicitation by use of the mails, certain officers and directors of the Fund and officers, directors and personnel of D.H. Blair Investment Banking Corp. ("Investment Banking Corp.") and American Investors Advisors, Inc., formerly D.H. Blair Advisors, Inc. (the "Investment Adviser"), who will receive no compensation for their services other than their regular salaries, may solicit the return of Proxies personally or by telephone or telegraph.

                              ELECTION OF DIRECTORS

     At the Meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been chosen and qualified. The following table sets forth the names of the nominees, all of whom are presently serving as directors of the Fund. All of these nominees have agreed to serve if elected.

                                                                                     SHARES OF THE FUND
                                                                                     BENEFICIALLY OWNED,
                                  PRINCIPAL OCCUPATION             SERVED AS       DIRECTLY OR INDIRECTLY,    PERCENT
NAME                             DURING PAST FIVE YEARS          DIRECTOR SINCE     ON NOVEMBER 18, 1997      OF CLASS
----                             ----------------------          --------------    -----------------------    --------
J. Morton Davis* ......   President of the Fund; Chairman,             1968               58,754(1)             6.0%
 (Age 67)                   President, Director and sole
                            stockholder of D.H. Blair Investment
                            Banking Corp.; Director and principal
                            member of a New York Stock Exchange
                            member. Mr. Davis is also a Director
                            of Parliament Hill Corp. and Venus
                            Exploration, Inc.

Judah Feinerman .......   President, Chairman of the Board and         1986                    0                  0
 (Age 72)                   Director of Judd Associates, Ltd.
                            (insurance brokerage).

Jerome Fisch ..........   Practicing attorney.                         1975                  300                .03%
 (Age 70)

Leonard Toboroff ......   Executive Vice President of Riddell          1993                    0                  0
 (Age 64)                   Sports, Inc. (sports equipment
                            manufacturer and distributor)

----------

* Mr. Davis is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund and the Investment Adviser.

(1) Includes 58,754 shares (approximately 6.0% of those outstanding) owned by Investment Banking Corp. (which Mr. Davis is Chairman and sole stockholder). The 58,754 shares referred to above do not include 167,429 shares (approximately 17.1% of those outstanding) owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mr. Davis' wife, Mrs. J. Morton Davis, or the 108,304 shares of the Fund owned of record by Mrs. Davis (approximately 11.1% of those outstanding). Mr. Davis disclaims beneficial ownership of such additional shares. See also "PRINCIPAL STOCKHOLDERS" below.

     In the event that any of the nominees named above is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such person or persons as the Board may recommend.

     During the calendar year 1997, there were three meetings of the Board. The Fund's Board does not have a nominating, compensation or other standing committee performing similar functions.

     During the Fund's fiscal year ended September 30, 1997, the directors received the following compensation from the Fund:

                                                                      ESTIMATED
                                                    PENSION OR         ANNUAL
                                AGGREGATE           RETIREMENT        BENEFITS
NAME OF                        COMPENSATION      BENEFITS ACCRUED       UPON
DIRECTOR                       FROM THE FUND     AS FUND EXPENSES    RETIREMENT
--------                       -------------     ----------------    ----------

J. Morton Davis .............      -0-                  -0-              -0-
Judah Feinerman .............     $3,000                -0-              -0-
Jerome Fisch ................     $3,000                -0-              -0-
Leonard Toboroff ............     $3,000                -0-              -0-

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH
                  NOMINEE TO THE BOARD OF DIRECTORS OF THE FUND


                     RATIFICATION OR REJECTION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee is authorized to review proposals of the Fund's auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. Its members are Mr. Leonard Toboroff and Mr. Judah Feinerman. The Audit Committee may then recommend to the Fund Board whether to select the Independent Public Accountants for the subsequent fiscal year. At a meeting held on October 8, 1997, pursuant to the Investment Company Act of 1940 (the "1940 Act"), the Audit Committee recommended to the Board, and the Board, including a majority of the Fund's directors who are not "interested persons" as defined in the 1940 Act (the "non-interested directors"), dismissed David Berdon & Co. LLP and selected Grant Thorton LLP, who have advised the Fund that they do not have any direct or material indirect financial interest in the Fund, to continue as the independent public accountants for the Fund for the fiscal year ending September 30, 1998. The Board considered the possible effect on the independence of Grant Thorton LLP, as independent public accountants for the Fund as a result of the non-audit services rendered and to be rendered by them, and has concluded that their independence would not be impaired. This selection is being submitted for ratification by the stockholders. David Berdon & Co. LLP provided both audit services (examination of the Fund's financial statements and review of certain of the Fund's filings with the Securities and Exchange Commission) and non-audit services (review and research related to the Fund's Federal taxation) during the fiscal year ended September 30, 1997. The fees for the non-audit services provided amounted to approximately 25% of the fees paid by the Fund to David Berdon & Co. LLP during such fiscal year. The principal accountant's report on the financial statements by David Berdon & Co. LLP for the past two fiscal years has not contained an adverse opinion, or a disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during the past two fiscal years, there were not any disagreements with David Berdon & Co. LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of David Berdon & Co. LLP, would have caused them to make reference to the subject matter of the disagreements in connection with its report. All professional services rendered by David Berdon & Co. LLP during such fiscal year were furnished at customary rates and terms. A representative of Grant Thorton LLP is expected to be present at the Meeting and will be given an opportunity to ask and respond to questions and to make such statements as he considers appropriate. A representative of David Berdon & Co. LLP will not be present at the meeting.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF
                THE SELECTION OF GRANT THORTON LLP AS INDEPENDENT
                    CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND


                             MANAGEMENT OF THE FUND

     The Investment Adviser was organized in 1985 and serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement, dated January 10, 1986 (the "Agreement"). The Agreement was approved by the Fund's stockholders at a meeting held on February 19, 1986 and was last approved by the directors of the Fund, including a majority of the directors who were not "interested persons" of any party to the Agreement, by vote cast in person at a meeting held on January 8, 1997. Until February 1, 1993, the Investment Adviser also served as investment adviser to American Investors Growth Fund, Inc., American Investors Income Fund, Inc., and American Investors Money Fund, Inc. The Investment Adviser is wholly-owned by J. Morton Davis. Mr. Davis, President and Director of the Fund, is also President, Chief Executive Officer and Chairman of the Board of the Investment Adviser and a principal member of a New York Stock Exchange member. See also the discussion of shares beneficially owned by Mr. Davis under "ELECTION OF DIRECTORS" above and "PRINCIPAL STOCKHOLDERS" below. David Nachamie, Secretary of the Fund, is also Senior Vice President, Treasurer and a Director of the Investment Adviser. Martin A. Bell, Assistant Secretary of the Fund, is also Vice Chairman, General Counsel and Secretary of the Investment Adviser. Brian A. Wasserman, Treasurer of the Fund, is also Senior Vice President and Chief Financial Officer of the Investment Adviser. The address of Investment Banking Corp., Mr. Davis, Mr. Nachamie, Mr. Bell and Mr. Wasserman is 44 Wall Street, New York, New York 10005. The Investment Adviser maintains offices at the same address.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information with respect to any person (including for this purpose a "group" which consists of two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of the Fund) known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund's outstanding voting securities:

                 (1)                                (2)                     (3)                  (4)
                                                                     AMOUNT AND NATURE
                                                                       OF BENEFICIAL         PERCENT OF
                                            NAME AND ADDRESS            OWNERSHIP              CLASS
           TITLE OF CLASS                  OF BENEFICIAL OWNER     (NOVEMBER 18, 1997)  (NOVEMBER 18, 1997)
           --------------                  -------------------     -------------------  -------------------
Common Stock (par value $.10) .......    Mr. J. Morton Davis              58,754(1)            6.0%
                                           44 Wall Street
                                           2nd Floor
                                           New York, N.Y. 10005

                                         Mrs. J. Morton Davis            275,733(2)           28.2%
                                           c/o Rivkalex Corp.
                                           44 Wall St.
                                           2nd Floor
                                           New York N.Y. 10005

----------

(1)  Includes 58,754 shares owned of record by Investment Banking Corp. See note
     (1) to "ELECTION OF DIRECTORS" on page 3.

(2) Includes 167,429 shares owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mrs. Davis.

     All of the directors and officers of the Fund, as a group, own of record and beneficially 400 shares of the Fund (approximately .04% of those outstanding), in addition to which Mr. Davis beneficially owns 58,754 shares (approximately 6.0% of those outstanding) held by Investment Banking Corp.

     Investment Banking Corp., which holds 58,754 shares (approximately 6.0% of those outstanding), has informed the Fund that it intends to vote such shares in favor of all proposals submitted by Management and scheduled to come before the Meeting.

     Mr. Davis disclaims beneficial ownership of all shares other than those held by Investment Banking Corp. Mrs. Davis disclaims beneficial ownership of all shares other than those held by her personally and those held by Rivkalex Corp.

     Mr. Davis and Mrs. Davis may be in a position to control the outcome of the Meeting and approval or rejection of the various proposals specified above if they act in concert.

                            SUPPLEMENTAL INFORMATION

     The executive officers of the Fund, each of whom serve at the pleasure of the Board, are as follows: J. Morton Davis (age 67), who has served as President of the Fund since its inception, and whose principal occupation is described above under "ELECTION OF DIRECTORS"; David Nachamie (age 67), who has served as Treasurer of the Fund from 1976 through 1993 and also as Secretary since January 7, 1981, and whose principal occupation has been as Treasurer of Investment Banking Corp. since 1992 and who previously served as comptroller of D.H. Blair & Co., Inc. for 10 years; Brian A. Wasserman (age 32), who has served as Treasurer of the Fund since 1993, and whose principal occupation for the past four years has been as Senior Vice President and Chief Financial Officer of Investment Banking Corp. and who previously served as a certified public accountant with Coopers & Lybrand for five years.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholders wishing to have their proposals included in the Fund's Proxy Statement for the Fund's 1999 Annual Meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Fund at its address listed on the first page of this Proxy Statement so that the proposals are received no later than July 21, 1998.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board is not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, the persons named in the Proxy have discretionary authority to vote in accordance with their best judgment.


                                            ENGEX, INC.


Dated: November 21, 1997

                                   ENGEX, INC.

           PROXY--SOLICITED BY THE BOARD OF DIRECTORS (SEE OTHER SIDE)

     The undersigned stockholder of ENGEX, INC. ("Fund"), a Delaware corporation, hereby appoints J. MORTON DAVIS, DAVID NACHAMIE and BRIAN A. WASSERMAN, and each of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on January 6, 1998 at 9:30 A.M. and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares and the undersigned authorizes and instructs said proxies to vote as follows:

     1. ELECTION OF DIRECTORS

FOR ALL NOMINEES listed below (Except          WITHHOLD AUTHORITY to Vote
as marked to the contrary below) [ ]           for all nominees listed below [ ]


      J. Morton Davis, Judah Feinerman, Jerome Fisch, and Leonard Toboroff

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

     ___________________________________________________________________

     2. RATIFICATION OF THE SELECTION OF GRANT THORTON LLP, as the independent public accountants for the year ending September 30, 1998.

                    FOR [ ]      AGAINST  [ ]     ABSTAIN [ ]

     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES NAMED HEREIN ON ALL OTHER MATTERS (INCLUDING, WITHOUT LIMITATION, ADJOURNMENTS) PROPERLY COMING BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE PROXY STATEMENT OF THE FUND, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

     (This proxy may be revoked at any time before it is voted at the meeting.)

     PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


                                        ________________________________________
                                                      SIGNATURE


                                        ________________________________________
                                                      SIGNATURE


                                        ________________________________________
                                                        DATED


                                        PLEASE SIGN, DATE AND RETURN PROMPTLY

                                        Signature(s) should be exactly as name
                                        or names appearing on this proxy. If
                                        stock is held jointly, each holder
                                        should sign. If signing by attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title.